Putnam
New York
Tax Exempt
Income Fund

Item 1. Report to Stockholders:
-------------------------------
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:


ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

11-30-03

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From the Trustees

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John A. Hill and
George Putnam, III

Dear Fellow Shareholder:

Looking back on an eventful year, we consider it important to take note of the increasingly positive trends that have become apparent in the U.S. economy and financial markets. The stimulus provided by fiscal and monetary policies have drawn the economy out of the slump of early 2003 and rising profits prompted a broad rally for stocks. The bond market steadied while offering pockets of opportunity. We see indications that these trends can continue into 2004 and know that Putnam management teams will seek to position the funds to benefit from them.

We are pleased to welcome former Putnam New York Tax Exempt
Opportunities Fund shareholders who approved the merger with Putnam New York Tax Exempt Income Fund, which was completed on November 21, 2003. You will find more details of the merger on page 6.

It also gives us pleasure to report positive performance for the annual period ended November 30, 2003, though the fund at NAV slightly lagged its benchmark and its Lipper category average. Details are on the facing page. As you will see in the following report, the results came partly because of the strong performance of the portfolio's modest allocation to lower-rated higher-yielding bonds, especially airline-related industrial development bonds. The management team also offers its view of prospects for the first half of the fiscal year that has just begun.

Respectfully yours,

/S/ JOHN A. HILL              /S/ GEORGE PUTNAM, III

John A. Hill                  George Putnam, III
Chairman of the Trustees      President of the Funds

January 21, 2004


Report from Fund Management

Fund highlights

 * Putnam New York Tax Exempt Income Fund's class A shares rose 6.25% at net asset value (NAV) and 1.24% at public offering price for the 12 months ended November 30, 2003.

 * Due to differences in portfolio quality and composition, the fund's performance lagged the Lehman Municipal Bond Index, a nationally diversified benchmark, which returned 6.66% for the 12-month period.

 * The fund's results at NAV slightly lagged the 6.33% average return for its Lipper category, New York Municipal Debt Funds.

 * See the Performance Summary beginning on page 8 for complete fund performance, comparative performance, and Lipper data.

Performance commentary

During the fiscal year, which ended November 30, 2003, your fund benefited as steady improvement in the economy and corporate earnings provided the impetus for a recovery in higher-yielding, lower-quality municipal bonds. While the fund is primarily an investment-grade fund (82.2% of the fund's assets are invested in bonds rated A or higher as of 11/30/03), it does have an allocation to lower-rated bonds. These bonds outperformed higher-quality bonds during the second half of the fiscal year and contributed favorably to fund performance. The fund's holdings in airline-related industrial development bonds (IDBs) proved especially rewarding. The fund also benefited from its investments in tobacco settlement bonds, as well as its short duration strategy amid sharply rising interest rates this past summer.

FUND PROFILE

Putnam New York Tax Exempt Income Fund seeks to provide as high a level of current income free from federal, New York state, and New York City personal income taxes as we believe to be consistent with the preservation of capital. It may be suitable for New York investors seeking tax-free income through a diversified portfolio of municipal bonds primarily issued in New York.

While the past year has been positive for the municipal bond market in general, the fund's investments in New York City Industrial Development Agency for Brooklyn Polytechnic University detracted from performance. Lower-than-expected enrollment contributed to disappointing growth, as discussed further on page 5.


Market overview

The municipal bond market was highly volatile during the fund's fiscal year ended November 30, 2003. In the first few months, falling tax revenues led to a decline in municipal credit quality. This, in combination with a burgeoning supply of bonds, pushed yields higher and bond prices lower. During the winter and spring, fears of an economic slowdown and deflation led to lower yields and higher prices. Through summer and early fall, mixed economic reports caused bond yields to trace a very jagged path. Overall, yields ended the fiscal year lower.

The spread, or difference between yields of 10-year municipal bonds and 10-year Treasuries, widened, with municipals yielding close to their long-term average of 85% of comparable Treasury yields at the end of November, after yielding nearly 100% of Treasury yields earlier in the year. Investor demand for higher-yielding municipals increased, resulting in higher bond prices and lower yields. As the economy improved, airline-related industrial development bonds outperformed. Tobacco settlement bonds underperformed in the late spring following unfavorable rulings in some of the industry's ongoing litigation matters. However, these bonds had begun to outperform during the remainder of the fiscal year as the prospects for the industry became more favorable.

-------------------------------------------------------------------------------
MARKET SECTOR PERFORMANCE 12 MONTHS ENDED 11/30/03
-------------------------------------------------------------------------------
Bonds
-------------------------------------------------------------------------------
Lehman Municipal Bond Index (tax-exempt bonds)                          6.66%
-------------------------------------------------------------------------------
Lehman Aggregate Bond Index (broad bond market)                         5.18%
-------------------------------------------------------------------------------
Lehman Intermediate Government Bond Index
(intermediate-maturity U.S. government bonds)                           3.37%
-------------------------------------------------------------------------------
JP Morgan Global High Yield Index (global high-yield
corporate bonds)                                                       25.80%
-------------------------------------------------------------------------------
Equities
-------------------------------------------------------------------------------
S&P 500 Index (broad stock market)                                     15.09%
-------------------------------------------------------------------------------
Russell 2000 Index (stocks of small and midsize companies)             36.29%
-------------------------------------------------------------------------------
MSCI EAFE Index (international stocks)                                 24.22%
-------------------------------------------------------------------------------
These indexes provide an overview of performance in different sectors for the 12 months ended 11/30/03.
-------------------------------------------------------------------------------

Strategy overview

We shortened duration (a measure of a fund's sensitivity to changes in interest rates) in May and June because interest rates were at historically low levels and were more likely, in our opinion, to rise than to fall. This defensive strategy helped protect portfolio assets when rates rose sharply between mid June and the end of July. We resumed a neutral duration in August and September, as we believed rates were unlikely to rise further. In September, rates fell again, so we shortened duration somewhat. This was beneficial when rates rose in October. At the end of the period, the portfolio's duration remained slightly defensive.

In late July, we closed out the cross-market arbitrage position we had established earlier in the period. You may recall that we sought to take advantage of a market anomaly in which municipal bond yields, which are generally tax exempt, were nearly as high as comparable taxable Treasury yields. We bought intermediate-term municipal bonds and sold 10-year Treasury futures contracts, anticipating that the municipal/Treasury yield ratio would revert to its long-term average and create an opportunity for gain. In fact, the yield ratio did fall; however, we bought back the Treasury futures too soon and the trade was not profitable for the fund.

We took the opportunity afforded by strong demand for higher-yielding municipal bonds to take profits where appropriate. We continued to add selectively to the fund's lower-quality holdings.


[GRAPHIC OMITTED: horizontal bar chart TOP SECTOR WEIGHTINGS COMPARED]

TOP SECTOR WEIGHTINGS COMPARED

                             as of 5/31/03        as of 11/30/03

Utilities and power              9.8%                 13.2%

Education                        8.7%                 12.8%

Transportation                  11.4%                 11.3%

Water and sewer                  8.1%                  9.4%

Health care                      4.6%                  8.6%

Footnote reads:
This chart shows how the fund's top sector weightings have changed over the last six months. Sector weightings are shown as a percentage of net assets. Holdings will vary over time.


How holdings and sector allocations affected performance

The second half of the fund's fiscal year was dominated by the strong price recovery from its airline-related industrial development bonds
(IDBs), which had detracted significantly from performance during fiscal 2002 and the first half of 2003. These municipal bonds are usually issued to finance local expansion by various businesses and are backed by revenues from the companies benefiting from the financing. As a result, IDB prices are affected by investor perceptions of the health of the backing company or of the industry group. Especially since the terrorist attacks of September 11, 2001, airline-backed IDBs (generally issued to finance airport facility expansion) have been negatively affected by declining air traffic, high fixed costs, and high-profile bankruptcies.

One of the fund's largest contributors to performance over the past six months was the New York City Industrial Development Agency Special Facilities Revenue Bonds issued for American Airlines, Inc., which was rated Baa3 (an investment-grade rating) by Moody's as recently as April 2001. On September 18, 2001, Moody's downgraded the rating to Ba2 (a below-investment-grade rating). Since that time, there have been a series of downgrades until the most recent one in August 2003 from B3 to Caa2. However, rather than selling these bonds at a substantial loss, we decided to retain them, believing that the worst news was behind the airline industry and that the prices on these and other airline-backed bonds would recover. As the prospects for economic recovery improved during the fiscal year, concerns about bankruptcies diminished and the outlook for the airline sector strengthened. We capitalized on the strong price recovery to trim the fund's exposure to this holding. Since these bonds have been in the portfolio for some time, none of the sales resulted in a profit based on their acquisition cost, but the fund was able to sell on strength rather than in distress.


[GRAPHIC OMITTED: pie chart CREDIT QUALITY OVERVIEW]

CREDIT QUALITY OVERVIEW

Aaa/AAA (48.4%)

Aa/AA (20.7%)

A (13.1%)

Baa/BBB (6.7%)

Ba/BB (3.9%)

B (2.0%)

Caa (0.4%)

VMIG1/A-1+/P-1 (4.8%)

Footnote reads:
As a percentage of market value as of 11/30/03. A bond rated Baa/BBB or higher is considered investment grade. The chart reflects Moody's and Standard & Poor's ratings; percentages may include unrated bonds considered by Putnam Management to be of comparable quality. Ratings will vary over time.


The fund's investments in New York City Industrial Development Agency Revenue Bonds issued for British Airways also performed very well during the period. It's worth noting that we maintained a position throughout the reporting period, because these bonds carry a rating that is higher than that of most domestic carriers. In addition to adding valuable diversity to the fund's airline-backed IDB exposure, we think British Airways represents a relatively stable airline and believe the bonds' current price does not reflect the airline's long-term appreciation potential.

The fund's investment in bonds issued by the New York City Industrial Development Agency for Brooklyn Polytechnic University fell short of our expectations. These bonds were issued with a 6.125% coupon and mature in 2030. Brooklyn Polytechnic University is primarily a commuter school that offers technical education. The debt was issued to help the school build dormitories. Unfortunately, the tech downturn of the past few years led to decreasing enrollment at the school. The debt's credit rating was downgraded, and the bond prices declined as a result. Since we do not anticipate any meaningful recovery over the near term, we reduced the position.

The proceeds from the sale of the bonds backed by American Airlines and Brooklyn Polytechnic University were used to purchase two new investments for the portfolio as part of our efforts to broaden the fund's diversification. By spreading risk across a larger number of municipal bonds, we believe we can reduce the potentially damaging effect that any one holding might have on the portfolio if an unforeseen or negative event occurs. We purchased $2.75 million of New York State Dormitory Authority Revenue Bonds for Winthrop South Nassau University Health System. This health-care system, which is composed of two acute care hospitals in Long Island, has solid market share and strong management. Monies raised from the bond offering are being used to expand facilities to add new beds, which should increase volume and enhance revenues. The bonds carry investment-grade ratings of Baa1/Moody's and BBB+/Standard & Poor's.

The second addition was New York State Dormitory Authority Revenue Bonds for Lenox Hill Hospital, which are rated A3 by Moody's and A- by Standard & Poor's. The bonds have a coupon of 5.75% and mature in 2013. Our positive outlook for these bonds is based on the hospital's history of profitable operations, conservative management, and its solid reputation as a premier tertiary care referral facility. In 2000, management took control of the failing Manhattan Eye, Ear and Throat Hospital on the East Side through a minimal financial commitment. We believe the new addition will help absorb excess demand at the congested main campus at Lenox Hill Hospital and boost profits by adding more profitable services.


Please note that all holdings discussed in this report are subject to review in accordance with the fund's investment strategy and may vary in the future.

OF SPECIAL INTEREST

Following approval by its shareholders, Putnam New York Tax Exempt Opportunities Fund merged into Putnam New York Tax Exempt Income Fund on November 21, 2003. Putnam New York Tax Exempt Opportunities Fund had a similar investment objective and strategy to Putnam New York Tax Exempt Income Fund and was managed by the same team of investment professionals. The merger offered shareholders of Putnam New York Tax Exempt Opportunities Fund the opportunity to invest in a considerably larger fund with a greater potential to achieve economies of scale and a lower expense ratio.

The fund's management team

The fund is managed by the Tax Exempt Fixed-Income Team. The members of the team are David Hamlin (Portfolio Leader), Paul Drury (Portfolio Member), Susan McCormack (Portfolio Member), James St. John (Portfolio Member), Richard Wyke (Portfolio Member), and Kevin Cronin.


The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team's plans for responding to them.

We anticipate continued volatility in the coming six months and believe the Federal Reserve Board will hold the federal funds rate steady at 1%. Our 12- to 18-month outlook is less certain. If economic policy succeeds, we may experience a classic bear market for bonds that may push yields higher. However, it is also possible that the economy may not respond satisfactorily to fiscal and monetary policy, and the yield on 10-year Treasuries could fall.

Given this degree of uncertainty, we have, at this time, positioned the fund's duration somewhat defensively, and we believe rates may rise in the short term. Currently, we no longer see much opportunity to capitalize on yield spreads between municipal bonds and Treasuries, as the relationship between them is now near the long-term average. We expect that the credit quality of general obligation municipal bonds will remain under pressure, because tax revenues cannot be expected to grow significantly until taxpayers begin to report improved earnings. Although yield spreads between high- and low-quality municipal bonds have narrowed somewhat, we believe they could narrow further. As a result, we may see more opportunity for potential gain in this area. In keeping with the fund's objective, we will continue to monitor market conditions as we pursue a high level of tax-free income and manage the fund's risk exposures.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice. The fund concentrates its investments in one state and involves more risk than a fund that invests more broadly.


Performance summary

This section provides information about your fund's performance during its fiscal year, which ended November 30, 2003. In accordance with regulatory requirements, we also include performance for the most current calendar quarter-end. Performance should always be considered in light of a fund's investment strategy. Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. A profile of your fund's strategy appears on the first page of this report. See page 10 for definitions of some terms used in this section.

--------------------------------------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 11/30/03
--------------------------------------------------------------------------------------------------------------
                               Class A               Class B               Class C               Class M
(inception dates)              (9/2/83)              (1/4/93)             (7/26/99)             (4/10/95)
--------------------------------------------------------------------------------------------------------------
                            NAV        POP        NAV       CDSC        NAV       CDSC        NAV        POP
--------------------------------------------------------------------------------------------------------------
1 year                     6.25%      1.24%      5.57%      0.57%      5.54%      4.54%      6.06%      2.59%
--------------------------------------------------------------------------------------------------------------
5 years                   27.87      21.81      23.64      21.67      22.45      22.45      26.10      22.05
Annual average             5.04       4.02       4.34       4.00       4.13       4.13       4.75       4.07
--------------------------------------------------------------------------------------------------------------
10 years                  65.33      57.45      54.79      54.79      52.02      52.02      60.15      54.92
Annual average             5.16       4.64       4.47       4.47       4.28       4.28       4.82       4.47
--------------------------------------------------------------------------------------------------------------
Annual average
(life of fund)             8.07       7.81       7.24       7.24       7.18       7.18       7.63       7.46
--------------------------------------------------------------------------------------------------------------


Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 4.75% and 3.25%, respectively. Class B share returns reflect the applicable contingent deferred sales charge
(CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Performance for class B, C, and M shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and higher operating expenses for such shares.


---------------------------------------------------------------------
COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 11/30/03
---------------------------------------------------------------------
                                                        Lipper
                                                        New York
                                     Lehman          Municipal Debt
                                    Municipal        Funds category
                                   Bond Index           average*
---------------------------------------------------------------------
1 year                               6.66%               6.33%
---------------------------------------------------------------------
5 years                             31.98               25.37
Annual average                       5.71                4.62
---------------------------------------------------------------------
10 years                            81.80               66.98
Annual average                       6.16                5.25
---------------------------------------------------------------------
Annual average
(life of fund)                       8.53                7.83
---------------------------------------------------------------------

  Index and Lipper results should be compared to fund performance at net asset value.

* Over the 1-, 5-, and 10-year periods ended 11/30/03, there were 106, 81, and 42 funds, respectively, in this Lipper category.


[GRAPHIC OMITTED: worm chart CHANGE IN THE VALUE OF A $10,000 INVESTMENT]

CHANGE IN THE VALUE OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment, 11/30/93 to 11/30/03

                     Fund's class A          Lehman Municipal
Date                  shares at POP            Bond Index

11/30/93                  9,525                  10,000
11/30/94                  8,988                   9,475
11/30/95                 10,389                  11,265
11/30/96                 10,742                  11,927
11/30/97                 11,577                  12,782
11/30/98                 12,367                  13,775
11/30/99                 11,856                  13,627
11/30/00                 13,335                  14,741
11/30/01                 13,814                  16,032
11/30/02                 15,018                  17,046
11/30/03                $15,745                 $18,180

Footnote reads:
Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund's class B and class C shares would have been valued at $15,479 and $15,202, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund's class M shares would have been valued at $16,015 ($15,492 at public offering price). See first page of performance section for performance calculation method.

-----------------------------------------------------------------------------------------------------------
PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 11/30/03
-----------------------------------------------------------------------------------------------------------
                                              Class A        Class B        Class C        Class M
-----------------------------------------------------------------------------------------------------------
Distributions (number)                             12             12             12             12
-----------------------------------------------------------------------------------------------------------
Income 1                                       $0.394022      $0.335840      $0.322661      $0.368320
-----------------------------------------------------------------------------------------------------------
Capital gains 1
-----------------------------------------------------------------------------------------------------------
Long-term                                       0.075000       0.075000       0.075000       0.075000
-----------------------------------------------------------------------------------------------------------
Short-term                                      0.014000       0.014000       0.014000       0.014000
-----------------------------------------------------------------------------------------------------------
Total                                          $0.483022      $0.424840      $0.411661      $0.457320
-----------------------------------------------------------------------------------------------------------
Share value:                                 NAV        POP      NAV            NAV       NAV        POP
-----------------------------------------------------------------------------------------------------------
11/30/02                                     $8.87      $9.31    $8.85          $8.86     $8.87      $9.17
-----------------------------------------------------------------------------------------------------------
11/30/03                                      8.93       9.38     8.91           8.93      8.94       9.24
-----------------------------------------------------------------------------------------------------------
Current return (end of period)
-----------------------------------------------------------------------------------------------------------
Current dividend rate 2                      4.44%      4.23%    3.82%          3.63%     4.23%      4.09%
-----------------------------------------------------------------------------------------------------------
Taxable equivalent 3(a)                      7.40       7.05     6.37           6.05      7.05       6.82
-----------------------------------------------------------------------------------------------------------
Taxable equivalent 3(b)                      7.78       7.41     6.69           6.36      7.41       7.16
-----------------------------------------------------------------------------------------------------------
Current 30-day SEC yield 4                   3.14       2.99     2.49           2.34      2.84       2.75
-----------------------------------------------------------------------------------------------------------
Taxable equivalent 3(a)                      5.23       4.98     4.15           3.90      4.73       4.58
-----------------------------------------------------------------------------------------------------------
Taxable equivalent 3(b)                      5.50       5.24     4.36           4.10      4.97       4.82
-----------------------------------------------------------------------------------------------------------

1 Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes.

2 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

3 Assumes (a) maximum 40.01% combined federal income tax and New York state 2003 personal income tax rates or (b) maximum 42.90% combined federal income tax and New York state and New York City 2003 personal income tax rates. Results for investors subject to lower tax rates would not be as advantageous.

4 Based only on investment income, calculated using SEC guidelines.


--------------------------------------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 12/31/03 (MOST RECENT CALENDAR QUARTER)
--------------------------------------------------------------------------------------------------------------
                               Class A               Class B               Class C               Class M
(inception dates)              (9/2/83)              (1/4/93)             (7/26/99)             (4/10/95)
--------------------------------------------------------------------------------------------------------------
                            NAV        POP        NAV       CDSC        NAV       CDSC        NAV        POP
--------------------------------------------------------------------------------------------------------------
1 year                     4.60%     -0.38%      3.83%     -1.15%      3.78%      2.78%      4.30%      0.96%
--------------------------------------------------------------------------------------------------------------
5 years                   28.43      22.28      24.31      22.31      22.90      22.90      26.65      22.53
Annual average             5.13       4.11       4.45       4.11       4.21       4.21       4.84       4.15
--------------------------------------------------------------------------------------------------------------
10 years                  62.49      54.78      52.14      52.14      49.45      49.45      57.52      52.38
Annual average             4.97       4.47       4.29       4.29       4.10       4.10       4.65       4.30
--------------------------------------------------------------------------------------------------------------
Annual average
(life of fund)             8.07       7.81       7.24       7.24       7.18       7.18       7.63       7.46
--------------------------------------------------------------------------------------------------------------


Terms and definitions

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. The NAV is calculated by dividing the net value of all the fund's assets by the number of outstanding shares.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.75% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed within the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).


Comparative indexes

JP Morgan (formerly Chase) Global High Yield Index is an unmanaged index used to mirror the investable universe of the U.S. dollar global high-yield corporate debt market of both developed and emerging markets.

Lehman Aggregate Bond Index is an unmanaged index used as a general measure of U.S. fixed-income securities.

Lehman Intermediate Government Bond Index is an unmanaged index of government bonds with maturities between 1 and 10 years.

Lehman Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged index of international stocks from Europe, Australasia, and the Far East.

Russell 2000 Index is an unmanaged index of common stocks that generally measure performance of small to midsize companies within the Russell 3000 Index.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper Inc. is a third-party industry ranking entity that ranks funds (without sales charges) with similar current investment styles or objectives as determined by Lipper. Lipper category averages reflect performance trends for funds within a category and are based on results at net asset value.


Putnam's policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders' addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances.

It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you've listed one on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or
Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.


A guide to the financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Independent Auditors' Report, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


Independent auditors' report

The Board of Trustees and Shareholders
Putnam New York Tax Exempt Income Fund:

We have audited the accompanying statement of assets and liabilities of Putnam New York Tax Exempt Income Fund, including the fund's portfolio, as of November 30, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2003 by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam New York Tax Exempt Income Fund as of November 30, 2003, the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended, and financial highlights for each of the four years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

KPMG  LLP

Boston, Massachusetts
January 8, 2004


The fund's portfolio
November 30, 2003

Key to Abbreviations
-------------------------------------------------------------------------------
AMBAC                 AMBAC Indemnity Corporation
COP                   Certificate of Participation
FGIC                  Financial Guaranty Insurance Company
FHA Insd.             Federal Housing Administration Insured
FSA                   Financial Security Assurance
G.O. Bonds            General Obligation Bonds
IFB                   Inverse Floating Rate Bonds
MBIA                  MBIA Insurance Company
U.S. Govt. Coll.      U.S. Government Collateralized
VRDN                  Variable Rate Demand Notes

Municipal bonds and notes (99.1%) (a)
Principal amount                                     Rating (RAT)         Value

New York (90.6%)
-------------------------------------------------------------------------------
               Albany, Indl. Dev. Agcy. Civic Fac.
               Rev. Bonds
    $1,460,000 (Albany Med. Ctr.), 6s, 5/1/29        BBB-/P          $1,376,050
     2,750,000 (Charitable Leadership), Ser. A ,
               6s, 7/1/19                            Baa3             2,942,500
     3,400,000 Battery Park, City Auth. Rev. Bonds,
               Ser. A, AMBAC, 5 1/2s, 11/1/16        Aaa              3,837,750
     2,700,000 Buffalo, G.O. Bonds, Ser. A, FGIC,
               4s, 2/1/04                            Aaa              2,712,960
     2,000,000 Chautauqua Cnty., Indl. Dev. Agcy.
               Rev. Bonds (Women's Christian
               Assn.), Ser. A, 6.4s, 11/15/29        B+/P             1,922,500
    16,000,000 Dutchess Cnty., Indl. Dev. Agcy.
               Rev. Bonds (Vassar College), 5.35s,
               9/1/40                                Aa2             16,740,000
    13,500,000 Dutchess Cnty., Indl. Dev. Agcy.
               Civic Fac. Rev. Bonds (Bard
               College), 5 3/4s, 8/1/30              A3              14,529,375
               Erie Cnty., G.O. Bonds
     2,470,000 Ser. C, AMBAC, 5 1/2s, 7/1/29         Aaa              2,658,338
     4,160,000 Ser. B, AMBAC, 5 3/8s, 7/1/20         Aaa              4,513,600
     2,250,000 Essex Cnty., Indl. Dev. Agcy.
               Rev. Bonds (Intl. Paper Co.),
               Ser. A, 6.15s, 4/1/21                 Baa2             2,328,750
     2,000,000 Geneva, Indl. Dev. Agcy. Rev. Bonds
               (Hobart & William Smith Project),
               Ser. A, 5 3/8s, 2/1/33                A                2,070,000
     1,250,000 Huntington, Hsg. Auth. Sr. Hsg. Fac.
               Rev. Bonds (Gurwin Jewish Sr.
               Residence), Ser. A, 6s, 5/1/29        B+/P             1,121,875
     2,650,000 Jefferson Cnty., Indl. Dev. Agcy.
               Solid Waste Disp. Rev. Bonds
               (Champion Intl. Corp.),
               7.2s, 12/1/20                         Baa2             2,702,762
     1,360,000 Lockport, Hsg. Dev. Corp. Rev. Bonds
               (Urban Pk. Towers), Ser. A, 6s,
               10/1/18                               Baa2             1,400,800
    32,800,000 Long Island, Pwr. Auth. VRDN, Ser.
               2, 1.02s, 5/1/33                      VMIG1           32,800,000
               Long Island, Pwr. Auth. NY Elec.
               Syst. IFB
    16,250,000 9.433s, 12/1/24 (acquired
               5/19/98, cost $17,663,750) (RES)      BBB+/P          18,464,063
     5,000,000 MBIA, 8.84s, 4/1/12 (acquired
               11/3/98, cost $5,422,100) (RES)       AAA              5,943,750
               Long Island, Pwr. Auth. NY Elec.
               Syst. Rev. Bonds
     5,000,000 Ser. A, 5 1/8s, 9/1/29                A-               5,062,500
    10,000,000 MBIA, 5s, 4/1/04                      Aaa             10,130,100
     4,090,000 Madison Cnty., Indl. Dev. Agcy.
               Rev. Bonds (Colgate U.), Ser. A, 5s,
               7/1/23                                Aa3              4,197,363
     5,550,000 Metro. Trans. Auth. Commuter Fac.
               Rev. Bonds, Ser. A, U.S. Govt.
               Coll., 6s, 7/1/24                     AAA              6,562,875
     7,000,000 Metro. Trans. Auth. Fac. IFB,
               10.389s, 4/1/25 (acquired 2/11/00,
               cost $6,684,580) (RES)                AAA/P            9,450,000
               Metro. Trans. Auth. Fac. Rev. Bonds
    15,400,000 Ser. A, MBIA, 6 1/4s, 4/1/14          Aaa             18,884,250
     4,245,000 Ser. A, MBIA, 6 1/4s, 4/1/13          Aaa              5,184,206
     2,500,000 (Dedicated Tax Fund), Ser. A, MBIA,
               6 1/4s, 4/1/11                        Aaa              3,009,375
    11,020,000 (Trans. Fac.), Ser. A, 6s, 7/1/24     AAA             13,031,150
    14,000,000 (Dedicated Tax Fund), Ser. A, FGIC,
               4 3/4s, 4/1/28                        Aaa             15,382,500
               Metro. Trans. Auth. Rev. Bonds
    13,000,000 Ser. A, AMBAC, 5 1/2s, 11/15/19       Aaa             14,381,250
     1,500,000 Ser. A, FGIC, 5 1/2s, 11/15/19        Aaa              1,730,625
     3,860,000 Ser. E, MBIA, 5 1/2s, 11/15/15        Aaa              4,453,475
               Metro. Trans. Auth. Svc. Contract
               Rev. Bonds
     3,230,000 (Trans. Fac.), Ser. 3, U.S. Govt.
               Coll., 7 3/8s, 7/1/08                 AAA              3,662,013
    15,820,000 Ser. O, U.S. Govt. Coll., 5 3/4s,
               7/1/13                                AAA             18,390,750
     9,000,000 Ser. A , MBIA, 5 1/2s, 1/1/20         Aaa              9,900,000
    12,500,000 (Commuter Fac.), Ser. O, U.S. Govt.
               Coll., 5 1/2s, 7/1/17                 AAA             14,562,500
    24,345,000 (Trans. Fac.), Ser. O, U.S. Govt.
               Coll., 5 1/2s, 7/1/17                 AAA             28,361,925
     1,000,000 Mount Vernon, Indl. Dev. Agcy. Fac.
               Rev. Bonds (Wartburg Senior Hsg.,
               Inc. - Meadowview), 6.2s, 6/1/29      B+/P               941,250
               Nassau Cnty., G.O. Bonds
     1,125,000 Ser. E, FSA, 6s, 3/1/20               Aaa              1,288,125
     2,790,000 Ser. E, FSA, 6s, 3/1/19               Aaa              3,201,525
     2,735,000 Ser. E, FSA, 6s, 3/1/18               Aaa              3,145,250
     3,465,000 Ser. E, FSA, 6s, 3/1/16               Aaa              4,019,400
     1,000,000 Ser. A, FGIC, 6s, 7/1/13              Aaa              1,186,250
     2,300,000 Ser. A, FGIC, 6s, 7/1/11              Aaa              2,699,625
     2,580,000 Ser. E, FSA, 5.9s, 3/1/15             Aaa              2,950,875
               Nassau Cnty., Indl. Dev. Agcy.
               Rev. Bonds (North Shore Hlth. Syst.)
       410,000 Ser. A, 6 1/4s, 11/1/21               A3                 439,213
     1,270,000 Ser. B, 5 7/8s, 11/1/11               A3               1,414,463
       825,000 Ser. D, 5 5/8s, 11/1/09               A3                 878,625
     1,615,000 Ser. D, 4 7/8s, 11/1/05               A3               1,705,844
     3,000,000 Niagara Cnty., Indl. Dev. Agcy.
               Rev. Bonds, Ser. D, 5.55s, 11/15/24   Baa1             3,138,750
     6,000,000 Niagara Falls, City School Dist.
               COP, 5 7/8s, 6/15/19                  Baa3             6,247,500
               NY City, G.O. Bonds
     7,265,000 Ser. B, 8 1/4s, 6/1/05                A2               8,000,581
     5,360,000 Ser. B, 8 1/4s, 6/1/05 (Prerefunded)  AAA/P            5,909,400
        45,000 Ser. F, 7.6s, 2/1/05                  A2                  45,482
    18,675,000 Ser. B, MBIA, 6 1/2s, 8/15/11         Aaa             22,526,719
    21,495,000 Ser. D, MBIA, 6 1/2s, 11/1/10         Aaa             25,928,344
       945,000 Ser. I, U.S. Govt. Coll., 6 1/4s,
               4/15/27                               Aaa              1,086,750
     1,845,000 Ser. I, U.S. Govt. Coll., 6 1/4s,
               4/15/17                               Aaa              2,121,750
     2,000,000 Ser. I, 5 7/8s, 3/15/14               A2               2,160,000
    23,525,000 Ser. B, 5 1/2s, 12/1/11               A2              26,406,813
     3,000,000 Ser. C, 5 1/4s, 8/1/11                A2               3,303,750
               NY City, IFB, AMBAC
       750,000 10.77s, 9/1/11 (Prerefunded)          Aaa                767,985
        50,000 10.77s, 9/1/11                        Aaa                 51,055
     7,000,000 NY City, City Transitional Fin.
               Auth. IFB, 10.629s,  11/15/29
               (acquired 2/4/00, cost $6,788,320)
               (RES)                                 AA/P             9,712,500
               NY City, City Transitional Fin.
               Auth. Rev. Bonds
     6,500,000 Ser. A, 5 3/4s, 8/15/24               AA+              7,645,625
     3,600,000 Ser. B, 5 1/4s, 11/15/05              AA+              3,861,000
     2,000,000 (Future Tax), AMBAC, 5 1/4s, 8/1/15   Aaa              2,200,000
     2,500,000 Ser. C, FSA, 5 1/4s, 8/1/12           Aaa              2,825,000
        80,000 Ser. C, U.S. Govt. Coll., 5s, 5/1/26  AA+                 89,700
     8,800,000 NY City, Courts Fac. Lease VRDN (Jay
               Street Dev. Corp.), Ser. A-1, 1.1s,
               5/1/22                                VMIG1            8,800,000
     1,046,000 NY City, Cultural Resource VRDN
               (Solomon R. Guggenheim), Ser. B,
               1.08s, 12/1/15                        VMIG1            1,046,000
               NY City, Indl. Dev. Agcy. Rev. Bonds
     7,300,000 (Visy Paper, Inc.), 7.95s, 1/1/28     B+/P             7,564,625
     3,600,000 (British Airways), 7 5/8s, 12/1/32    BB+              3,487,500
     5,000,000 (Brooklyn Navy Yard Cogen.
               Partners), 6.2s, 10/1/22              BBB-             4,956,250
     1,440,000 (Brooklyn Navy Yard Cogen.
               Partners), 5.65s, 10/1/28             BBB-             1,301,400
     1,500,000 NY City, Indl. Dev. Agcy. VRDN
               (Stroheim & Romann), 1.1s, 12/1/15    A-1+             1,500,000
               NY City, Indl. Dev. Agcy. Civic Fac.
               Rev. Bonds
     7,490,000 (Parking Corp.), 8 1/2s, 12/30/22     B-/P             6,310,325
     3,295,000 (Staten Island U. Hosp.), Ser. A,
               6 3/8s, 7/1/31                        Baa3             3,414,444
    17,075,000 (Brooklyn Polytech. U. Project J),
               6 1/8s, 11/1/30                       Ba1             13,724,031
     7,000,000 (Horace Mann School), MBIA, 5s,
               7/1/28                                Aaa              7,105,000
               NY City, Indl. Dev. Agcy. Special
               Arpt. Fac. Rev. Bonds (Airis JFK I
               LLC)
     9,500,000 Ser. A, 6s, 7/1/27                    Baa3             9,630,625
     9,000,000 Ser. A, 5 1/2s, 7/1/28                Baa3             8,865,000
               NY City, Indl. Dev. Agcy. Special
               Fac. Rev. Bonds
     8,500,000 (American Airlines, Inc.), 6.9s,
               8/1/24                                Caa2             5,270,000
    14,465,000 (Terminal One Group Assn.), 6 1/8s,
               1/1/24                                A3              14,864,668
     5,150,000 (British Airways), 5 1/4s, 12/1/32    BB+              3,765,938
     5,000,000 NY City, Metro. Trans. Auth.
               Rev. Bonds, Ser. A, AMBAC, 5 1/4s,
               1/1/29                                Aaa              5,193,750
               NY City, Muni. Assistance Corp.
               Rev. Bonds
     5,150,000 Ser. E, 6s, 7/1/04                    Aa1              5,296,724
    10,000,000 Ser. P, 5s, 7/1/08                    Aa1             11,125,000
     4,550,000 Ser. O, 5s, 7/1/05                    Aa1              4,811,625
               NY City, Muni. Wtr. & Swr. Fin.
               Auth. IFB
       200,000 13.6s, 6/15/11 (acquired 8/9/91,
               cost $207,493) (RES)                  Aaa                306,250
     5,000,000 MBIA, 9.4s, 6/15/13                   Aaa              5,210,700
               NY City, Muni. Wtr. & Swr. Fin.
               Auth. Rev. Bonds
    25,600,000 AMBAC, 7 1/2s, 6/15/11                Aaa             31,776,000
    35,000,000 MBIA, 5.2s, 6/15/08                   Aaa             36,152,200
     8,830,000 NY City, Muni. Wtr. & Swr. Fin.
               Auth. VRDN, Ser. G, FGIC, 1.08s,
               6/15/24                               VMIG1            8,830,000
               NY City, State Dorm. Auth. Lease
               Rev. Bonds
     5,600,000 (Court Fac.), 6s, 5/15/39             A                6,069,000
     3,000,000 (Westchester Cnty.), 5 1/4s, 8/1/18   Aa1              3,232,500
     6,000,000 NY Cntys., Trust II
               Rev. Bonds (Tobacco Settlement),
               5 3/4s, 6/1/43                        Baa2             5,760,000
    13,250,000 NY State Dorm. Auth. IFB, MBIA,
               9.646s, 1/1/09 (acquired 10/22/97,
               cost $15,237,500) (RES)               AAA/P           17,788,125
               NY State Dorm. Auth. Rev. Bonds
     5,000,000 (State U. Edl. Fac.), Ser. A,
               7 1/2s, 5/15/13                       AA-              6,450,000
    18,800,000 (City U. Syst.), Ser. C, 7 1/2s,
               7/1/10                                A3              22,372,000
     2,500,000 (Mount Sinai Hlth.), Ser. A, 6.6s,
               7/1/26                                Ba1              2,509,375
     3,000,000 (Mount Sinai Hlth.), Ser. A, 6 1/2s,
               7/1/25                                Ba1              3,022,500
     1,920,000 (Our Lady of Mercy), FHA Insd.,
               6.3s, 8/1/32                          Aaa              1,946,515
     1,000,000 (Mount Sinai Hlth.), Ser. C, 6s,
               7/1/26                                Ba1              1,018,750
     8,950,000 (State U. Edl. Fac.), Ser. A, FSA,
               5 7/8s, 5/15/17                       Aaa             10,684,063
    11,200,000 (State U. Edl. Fac.), Ser. A,
               5 7/8s, 5/15/11                       AA-             12,964,000
     5,250,000 (Winthrop South Nassau U.), 5 3/4s,
               7/1/28                                Baa1             5,407,500
     6,000,000 (NY Dept. of Ed.), Ser. A , MBIA,
               5 3/4s, 7/1/20                        Aaa              7,065,000
     1,340,000 (Schools PG - Issue 2), Ser. E,
               AMBAC, 5 3/4s, 7/1/19                 Aaa              1,507,500
    35,385,000 (U. Syst. Construction), Ser. A,
               5 3/4s, 7/1/18                        AA-             41,002,369
     1,905,000 (Lenox Hill Hosp.), 5 3/4s, 7/1/13    A3               2,105,025
    10,000,000 (Columbia U.), Ser. A, 5 3/4s,
               7/1/10                                Aaa             11,725,000
     2,650,000 (City U. Syst.), Ser. A, FGIC,
               5 3/4s, 7/1/09                        Aaa              3,037,563
     1,310,000 (Mental Hlth. Svcs. Fac.), Ser. B,
               MBIA, 5 3/4s, 7/1/09                  Aaa              1,514,688
    15,600,000 (U. Syst. Construction), Ser. A,
               5 5/8s, 7/1/16                        AA-             17,862,000
     8,500,000 (NYU), Ser. 1, AMBAC, 5 1/2s, 7/1/40  Aaa              9,711,250
     2,000,000 (North Shore Long Island Jewish
               Group), 5 1/2s, 5/1/33                A3               2,037,500
     3,500,000 (NYU), Ser. 1, AMBAC, 5 1/2s, 7/1/31  Aaa              3,946,250
     2,750,000 (Winthrop South Nassau U.), 5 1/2s,
               7/1/23                                Baa1             2,791,250
    17,810,000 (Mental Hlth. Svcs.), Ser. D, FSA,
               5 1/4s, 8/15/30                       Aaa             20,303,400
     2,150,000 (Mental Hlth. Svcs.), Ser. D, FSA,
               5 1/4s, 8/15/30                       Aaa              2,217,188
     3,465,000 (School Dist. Fin. Project), Ser. A,
               MBIA, 5 1/4s, 10/1/11                 Aaa              3,937,106
    10,000,000 (Memorial Sloan-Kettering Ctr.),
               Ser. 1, 5s, 7/1/34                    Aa2             10,087,500
     3,000,000 (Yeshiva U.), AMBAC, 5s, 7/1/30       Aaa              3,045,000
               NY State Dorm. Auth. Rev. Bonds
     3,000,000 (U. of Rochester), Ser. A, MBIA, 5s,
               7/1/27                                Aaa              3,045,000
     2,700,000 (Yeshiva U.), AMBAC, 5s, 7/1/26       Aaa              2,750,625
     2,000,000 (Columbia U.), Ser. B, 5s, 7/1/24     Aaa              2,060,000
     2,000,000 (Columbia U.), Ser. B, 5s, 7/1/23     Aaa              2,070,000
     7,500,000 (Columbia U.), 5s, 7/1/22             Aaa              7,781,250
     3,000,000 (Columbia U.), Ser. B, 5s, 7/1/22     Aaa              3,120,000
     2,000,000 (Columbia U.), Ser. B, 5s, 7/1/21     Aaa              2,092,500
     2,505,000 (Lutheran Med.), MBIA, 5s, 8/1/12     Aaa              2,764,894
    10,000,000 (Colgate U.), MBIA, 4 3/4s, 7/1/28    Aaa             10,000,000
       725,000 (State U. Edl. Fac.), Ser. B, zero %,
               5/15/09                               AA-                608,094
    14,674,000 NY State Dorm. Auth. VRDN (Oxford U.
               Press, Inc.), 1.1s, 7/1/23            VMIG1           14,674,000
    20,000,000 NY State Energy Res. & Dev. Auth.
               Gas Fac. Rev. Bonds (Brooklyn Union
               Gas), 6.952s, 7/1/26                  A+              22,350,000
               NY State Energy Research & Dev.
               Auth. Gas Fac. IFB (Brooklyn Union
               Gas Co.)
     2,000,000 Ser. B, 12.476s, 7/1/26               A+               2,467,500
     3,500,000 11.083s, 4/1/20                       A+               4,309,375
               NY State Energy Research & Dev.
               Auth. Poll. Control Rev. Bonds
    11,750,000 (Niagara Mohawk Pwr. Corp.), Ser. A,
               FGIC, 7.2s, 7/1/29                    Aaa             12,353,833
     7,000,000 (Lilco), Ser. B, 5.15s, 3/1/16        A-               7,158,970
               NY State Env. Fac. Corp. Rev. Bonds
     9,000,000 MBIA, 6s, 6/15/12                     Aaa             10,687,500
     9,640,000 (NY City Wtr.), Ser. K, 5 1/2s,
               6/15/14                               Aaa             11,146,250
               NY State Env. Fac. Corp. Poll.
               Control Rev. Bonds
        65,000 Ser. B, 7 1/2s, 3/15/11               Aa2                 65,367
     3,425,000 (State Wtr. Revolving Fund), Ser. B,
               6.65s, 9/15/13                        Aaa              3,477,779
     1,735,000 (State Wtr. Revolving Fund), Ser. A,
               6.55s, 9/15/10                        Aaa              1,744,230
     1,740,000 5 7/8s, 6/15/14 (Prerefunded)         Aaa              1,819,135
       270,000 5 7/8s, 6/15/14                       Aaa                281,175
       710,000 Ser. A, 5 7/8s, 6/15/14               Aaa                742,291
     6,660,000 NY State Hsg. Fin. Agcy. Rev. Bonds
               (Multi-Fam. Hsg. Insd. Mtge.
               Program), Ser. A, FHA Insd.,
               7s, 8/15/22                           Aaa              6,710,283
               NY State Hwy. & Bridge Auth.
               Rev. Bonds
     1,000,000 Ser. A, FSA, 6s, 4/1/16               Aaa              1,191,250
     2,000,000 Ser. A, FSA, 5.8s, 4/1/18             Aaa              2,275,000
     2,000,000 Ser. A, FSA, 5 3/4s, 4/1/17           Aaa              2,280,000
    11,740,000 Ser. B, MBIA, 5s, 4/1/05              Aaa             12,312,325
    12,325,000 NY State Med. Care Fac. Fin. Agcy.
               Rev. Bonds (NY Hosp.), Ser. A,
               AMBAC, 6 1/2s, 8/15/29                Aaa             13,357,219
               NY State Pwr. Auth. Rev. Bonds
     4,250,000 5s, 11/15/20                          Aa2              4,446,563
    31,135,000 5s, 11/15/06                          Aa2             34,053,906
               NY State Thruway Auth. Rev. Bonds,
               Ser. A, MBIA
     4,300,000 5 1/4s, 4/1/22                        Aaa              4,574,125
     3,000,000 5 1/4s, 4/1/12                        Aaa              3,375,000
               NY State Urban Dev. Corp. Rev. Bonds
     5,830,000 (Correctional Fac.), Ser. 7, 5.7s,
               1/1/16                                AA-              6,602,475
    11,225,000 (State Fac.), 5.7s, 4/1/10            AA-             12,866,656
     1,685,000 (Clarkson Ctr.), 5 1/2s, 1/1/20       AA-              1,887,200
     4,000,000 (Personal Income Tax), Ser. C-1,
               FGIC, 5 1/2s, 3/15/19                 Aaa              4,440,000
     3,345,000 (Clarkson Ctr.), 5 1/2s, 1/1/15       AA-              3,775,669
     2,000,000 (Syracuse U. ), 5 1/2s, 1/1/15        AA-              2,257,500
     5,000,000 (Ctr. for Indl. Innovation), Ser. A,
               5 1/2s, 1/1/13                        AA-              5,643,750
     7,710,000 (Correctional Fac.), Ser. A, 5 1/2s,
               1/1/09                                AA-              8,683,388
       355,000 (Correctional Fac.), Ser. A, 5s,
               1/1/28                                AA-                399,819
     1,000,000 Oneida Cnty., Indl. Dev. Agcy.
               Rev. Bonds (St. Elizabeth Med.),
               Ser. A, 5 7/8s, 12/1/29               BB-/P              898,750
     1,000,000 Onondaga Cnty., Indl. Dev. Agcy.
               Rev. Bonds (Solvay Paperboard, LLC),
               7s, 11/1/30                           BB-/P            1,057,500
               Orange Cnty., Indl. Dev. Agcy.
               Rev. Bonds (Arden Hill Care Ctr.
               Newburgh), Ser. C
     3,200,000 7s, 8/1/31                            BB-/P            3,224,000
     2,300,000 7s, 8/1/21                            BB-/P            2,357,500
     2,200,000 Otsego Cnty., Indl. Dev. Agcy.
               Rev. Bonds (Hartwick College), 5.9s,
               7/1/22                                Baa3             2,211,000
               Port Auth. NY & NJ Rev. Bonds
     3,900,000 (Kennedy Intl. Arpt. - 5th
               Installment), 6 3/4s, 10/1/19         BB+/P            4,012,125
     1,000,000 (Kennedy Intl. Arpt. - 4th
               Installment), 6 3/4s, 10/1/11         BB+/P            1,048,750
     7,750,000 St. Lawrence Cnty., Indl. Dev.
               Rev. Bonds (St. Lawrence U.),
               Ser. A, MBIA, 5s, 7/1/28              Aaa              7,866,250
               Suffolk Cnty., Indl. Dev. Agcy.
               Rev. Bonds (Peconic Landing)
     9,200,000 Ser. A, 8s, 10/1/30                   B+/P             9,315,000
     2,250,000 Ser. B, 7s, 10/1/30                   B+/P             2,258,438
     2,000,000 (Nissequogue Cogen. Partners Fac.),
               5 1/2s, 1/1/23                        BB+/P            1,865,000
     2,325,000 Suffolk Cnty., Indl. Dev. Agcy. VRDN
               (Target Rock Corp.), 1.1s, 2/1/07     P-1              2,325,000
               Suffolk Cnty., Indl. Dev. Agcy.
               Civic Fac. Rev. Bonds
       500,000 (Southampton Hosp. Assn.), Ser. B,
               7 5/8s, 1/1/30                        B-/P               500,625
       500,000 (Southampton Hosp. Assn.), Ser. A,
               7 1/4s, 1/1/30                        B-/P               479,375
     2,200,000 (Huntington Hosp.), Ser. B, 5 7/8s,
               11/1/32                               Baa1             2,255,000
               Suffolk Cnty., Indl. Dev. Agcy.
               Cont. Care Ret. Rev. Bonds
               (Jefferson's Ferry), Ser. A
     4,000,000 7 1/4s, 11/1/28                       BB-/P            4,185,000
     4,000,000 7.2s, 11/1/19                         BB-/P            4,225,000
     4,220,000 Suffolk Cnty., Judicial Fac. Agcy.
               Rev. Bonds (John P. Cohalan
               Complex), AMBAC, 5s, 4/15/16          Aaa              4,541,775
               Syracuse, Indl. Dev. Agcy.
               Rev. Bonds  (1st Mtge. - Jewish
               Home), Ser. A
     2,800,000 7 3/8s, 3/1/31                        BB-/P            2,929,500
       800,000 7 3/8s, 3/1/21                        BB-/P              842,000
     4,250,000 Tobacco Settlement Rev. Bonds (Asset
               Backed Bonds), Ser. 1, 5 3/4s,
               7/15/32                               A3               4,218,125
    38,750,000 Triborough Bridge & Tunnel Auth.
               Gen. Purpose Rev. Bonds (Convention
               Ctr.), Ser. E, 7 1/4s, 1/1/10         AA-             44,417,175
    10,525,000 Triborough Bridge & Tunnel Auth.
               IFB, 9.57s, 1/1/12 (acquired
               10/24/97, cost $11,472,417) (RES)     AA-/P           13,300,969
               Triborough Bridge & Tunnel Auth.
               Rev. Bonds
    14,000,000 (Convention Ctr.), Ser. E, 6s,
               1/1/11                                AA-             16,292,500
    11,370,000 MBIA, 5 1/2s, 11/15/21                Aaa             13,089,713
     5,000,000 MBIA, 5 1/2s, 11/15/20                Aaa              5,781,250
     2,000,000 MBIA, 5 1/2s, 11/15/18                Aaa              2,325,000
     5,050,000 AMBAC, 5 1/4s, 11/15/16               Aaa              5,738,063
     4,000,000 Ser. B, MBIA, 5 1/4s, 11/15/15        Aaa              4,540,000
     4,000,000 FGIC, 5 1/4s, 1/1/14                  Aaa              4,415,000
    12,000,000 Westchester Cnty., Hlth. Care Corp.
               Rev. Bonds, Ser. A, 5 7/8s, 11/1/25   A               12,630,000
     1,700,000 Westchester Cnty., Indl Dev. Agcy.
               Civic Fac. VRDN (Boys & Girls Club),
               1.1s, 2/1/24                          A-1+             1,700,000
     4,005,000 Yonkers, Indl. Dev. Agcy. Civic Fac.
               Rev. Bonds (St. John's Riverside
               Hosp.), Ser. A, 7 1/8s, 7/1/31        BB               4,055,063
                                                                 --------------
                                                                  1,367,331,393

Puerto Rico (8.5%)
-------------------------------------------------------------------------------
     9,250,000 Children's Trust Fund Tobacco
               Settlement Rev. Bonds, 5 1/2s,
               5/15/39                               Baa2             8,579,375
               Cmnwlth. of PR, G.O. Bonds
     3,915,000 FSA, 6 1/2s, 7/1/13                   Aaa              4,839,919
     1,500,000 FGIC, 5 1/2s, 7/1/13                  Aaa              1,740,000
     4,750,000 (Pub. Impt.), MBIA, 5 1/4s, 7/1/18    AAA              5,379,375
               Cmnwlth. of PR, Hwy. & Trans. Auth.
               Rev. Bonds
     5,000,000 Ser. B, 6s, 7/1/26                    A                5,275,000
     2,275,000 Ser. B, MBIA, 5 7/8s, 7/1/35          AAA              2,610,563
     1,225,000 Ser. B, MBIA, 5 7/8s, 7/1/35          AAA              1,450,094
     3,000,000 Ser. AA, MBIA, 5 1/2s, 7/1/19         Aaa              3,487,500
     7,035,000 Ser. AA, MBIA, 5 1/2s, 7/1/18         Aaa              8,160,600
               PR Elec. Pwr. Auth. Rev. Bonds
    20,000,000 (PA 205), 6.98s, 7/1/07               A-              23,350,000
    10,000,000 Ser. LL, MBIA, 5 1/2s, 7/1/17         Aaa             11,600,000
    10,000,000 Ser. AA, MBIA, 5 3/8s, 7/1/27         Aaa             10,525,000
     3,500,000 MBIA, 5s, 7/1/19                      Aaa              3,867,500
     6,000,000 PR Indl. Tourist Edl. Med. & Env.
               Control Fac. Rev. Bonds (Cogen.
               Fac.-AES PR Project), 6 5/8s, 6/1/26  Baa2             6,322,500
    22,000,000 PR Infrastructure Fin. Auth. Special
               Rev. Bonds, Ser. A, 5 1/2s, 10/1/40   Aaa             23,897,500
     7,000,000 U. of PR Rev. Bonds, Ser. O, MBIA,
               5 3/8s, 6/1/30                        Aaa              7,297,500
                                                                 --------------
                                                                    128,382,426
-------------------------------------------------------------------------------
               Total Investments (cost $1,372,964,189)           $1,495,713,819
-------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $1,509,801,780.

(RAT) The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at November 30, 2003 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at November 30, 2003. Securities rated by Putnam are indicated by "/P" and are not publicly rated. Ratings are not covered by the Independent auditors' report.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at November 30, 2003 was $74,965,657 or 5.0% of net assets.

      The rates shown on VRDN and Floating Rate Bonds (FRB) are the current interest rates at November 30, 2003.

      The rates shown on IFB, which are securities paying interest rates that vary inversely to changes in the market interest rates, are the current interest rates at November 30, 2003.

      The fund had the following industry group concentrations greater than 10% at November 30, 2003
      (as a percentage of net assets):

         Utilities and power     13.2%
         Education               12.8
         Transportation          11.3

      The fund had the following insurance concentration greater than 10% at November 30, 2003
      (as a percentage of net assets):

         MBIA                    21.2%

      The accompanying notes are an integral part of these financial statements.


Statement of assets and liabilities
November 30, 2003

Assets
-------------------------------------------------------------------------------
Investments in securities, at value (identified cost
$1,372,964,189) (Note 1)                                       $1,495,713,819
-------------------------------------------------------------------------------
Cash                                                                   16,942
-------------------------------------------------------------------------------
Interest and other receivables                                     25,159,423
-------------------------------------------------------------------------------
Receivable for shares of the fund sold                                173,239
-------------------------------------------------------------------------------
Receivable for securities sold                                      1,550,740
-------------------------------------------------------------------------------
Total assets                                                    1,522,614,163

Liabilities
-------------------------------------------------------------------------------
Distributions payable to shareholders                               4,442,092
-------------------------------------------------------------------------------
Payable for shares of the fund repurchased                          5,303,933
-------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                        1,966,484
-------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)            221,166
-------------------------------------------------------------------------------
Payable for Trustee compensation and expenses (Note 2)                145,540
-------------------------------------------------------------------------------
Payable for administrative services (Note 2)                            1,492
-------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                586,034
-------------------------------------------------------------------------------
Other accrued expenses                                                145,642
-------------------------------------------------------------------------------
Total liabilities                                                  12,812,383
-------------------------------------------------------------------------------
Net assets                                                     $1,509,801,780

Represented by
-------------------------------------------------------------------------------
Paid-in capital (Notes 1, 4 and 5)                             $1,408,424,834
-------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                        1,262,522
-------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)             (22,635,206)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments (Note 5)               122,749,630
-------------------------------------------------------------------------------
Total - Representing net assets applicable to capital shares
outstanding                                                    $1,509,801,780

Computation of net asset value and offering price
-------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($1,336,935,821 divided by 149,725,130 shares)                          $8.93
-------------------------------------------------------------------------------
Offering price per class A share (100/95.25 of $8.93)*                  $9.38
-------------------------------------------------------------------------------
Net asset value and offering price per class B share
($158,081,121 divided by 17,733,994 shares)**                           $8.91
-------------------------------------------------------------------------------
Net asset value and offering price per class C share
($10,909,053 divided by 1,221,905 shares)**                             $8.93
-------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($3,875,785 divided by 433,612 shares)                                  $8.94
-------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $8.94)***                $9.24
-------------------------------------------------------------------------------

  * On single retail sales of less than $25,000. On sales of $25,000 or more and on group sales, the offering price is reduced.

 ** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

*** On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

    The accompanying notes are an integral part of these financial statements.


Statement of operations
Year ended November 30, 2003

Interest income:                                                  $72,349,295
-------------------------------------------------------------------------------

Expenses:
-------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                    7,159,593
-------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                      1,186,680
-------------------------------------------------------------------------------
Trustee compensation and expenses (Note 2)                             43,261
-------------------------------------------------------------------------------
Administrative services (Note 2)                                       20,817
-------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                               2,606,999
-------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                               1,012,859
-------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                  70,156
-------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                  11,407
-------------------------------------------------------------------------------
Other                                                                 498,974
-------------------------------------------------------------------------------
Total expenses                                                     12,610,746
-------------------------------------------------------------------------------
Expense reduction (Note 2)                                            (53,822)
-------------------------------------------------------------------------------
Net expenses                                                       12,556,924
-------------------------------------------------------------------------------
Net investment income                                              59,792,371
-------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                    7,478,877
-------------------------------------------------------------------------------
Net realized loss on futures contracts (Note 1)                      (463,020)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments and futures
contracts during the year (Note 5)                                 19,462,367
-------------------------------------------------------------------------------
Net gain on investments                                            26,478,224
-------------------------------------------------------------------------------
Net increase in net assets resulting from operations              $86,270,595
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Statement of changes in net assets

                                                             Year ended
                                                             November 30
Increase (decrease) in net assets                       2003             2002
-------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------
Net investment income                            $59,792,371      $65,351,193
-------------------------------------------------------------------------------
Net realized gain on investments                   7,015,857        7,657,046
-------------------------------------------------------------------------------
Net unrealized appreciation of investments        19,462,367        3,668,481
-------------------------------------------------------------------------------
Net increase in net assets resulting from
operations                                        86,270,595       76,676,720
-------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
-------------------------------------------------------------------------------
  From tax-exempt income
   Class A                                       (57,217,245)     (58,834,699)
-------------------------------------------------------------------------------
   Class B                                        (4,439,474)      (4,430,858)
-------------------------------------------------------------------------------
   Class C                                          (249,666)        (198,746)
-------------------------------------------------------------------------------
   Class M                                           (93,421)         (81,884)
-------------------------------------------------------------------------------
  From ordinary income
   Class A                                          (245,076)        (278,308)
-------------------------------------------------------------------------------
   Class B                                           (21,561)         (24,142)
-------------------------------------------------------------------------------
   Class C                                            (1,373)          (1,063)
-------------------------------------------------------------------------------
   Class M                                              (462)            (367)
-------------------------------------------------------------------------------
  From net realized long-term gain on investments
   Class A                                       (10,790,681)              --
-------------------------------------------------------------------------------
   Class B                                          (971,353)              --
-------------------------------------------------------------------------------
   Class C                                           (52,685)              --
-------------------------------------------------------------------------------
   Class M                                           (18,043)              --
-------------------------------------------------------------------------------
  From net realized short-term gain on investments
   Class A                                        (1,906,145)              --
-------------------------------------------------------------------------------
   Class B                                          (167,699)              --
-------------------------------------------------------------------------------
   Class C                                           (10,676)              --
-------------------------------------------------------------------------------
   Class M                                            (3,591)              --
-------------------------------------------------------------------------------
Increase (decrease) from capital share
transactions (Notes 4 and 5)                      49,700,584      (49,954,866)
-------------------------------------------------------------------------------
Total increase (decrease) in net assets           59,782,028      (37,128,213)

Net assets
-------------------------------------------------------------------------------
Beginning of year                              1,450,019,752    1,487,147,965
-------------------------------------------------------------------------------
End of year (including undistributed net
investment income of $1,262,522 and
$3,524,074, respectively)                     $1,509,801,780   $1,450,019,752
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS A
---------------------------------------------------------------------------------------------------------------------------------


Per-share                                                                          Year ended November 30
operating performance                                       2003            2002            2001            2000            1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                        $8.87           $8.79           $8.52           $8.32           $9.05
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income                                        .38             .40             .42             .45             .44
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                   .16             .07             .27             .20            (.65)
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                        .54             .47             .69             .65            (.21)
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                           (.39)           (.39)           (.42)           (.45)           (.44)
---------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                              (.09)             --              --              --            (.08)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                         (.48)           (.39)           (.42)           (.45)           (.52)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                              $8.93           $8.87           $8.79           $8.52           $8.32
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                                      6.25            5.44            8.24            8.07           (2.42)
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                        $1,336,936      $1,322,541      $1,362,488      $1,276,566      $1,374,040
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                                    .82             .82             .81             .82             .83
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                   4.23            4.50            4.80            5.40            5.02
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                      8.08 (c)       17.90           18.63           14.86           13.24
---------------------------------------------------------------------------------------------------------------------------------

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

(c) Portfolio turnover excludes the impact of assets received from the acquisition of Putnam New York Tax Exempt Opportunities Fund.

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS B
---------------------------------------------------------------------------------------------------------------------------------


Per-share                                                                         Year ended November 30
operating performance                                       2003            2002            2001            2000            1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                        $8.85           $8.77           $8.51           $8.31           $9.04
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income                                        .32             .34             .37             .39             .38
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                   .17             .07             .25             .20            (.65)
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                        .49             .41             .62             .59            (.27)
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                           (.34)           (.33)           (.36)           (.39)           (.38)
---------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                              (.09)             --              --              --            (.08)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                         (.43)           (.33)           (.36)           (.39)           (.46)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                              $8.91           $8.85           $8.77           $8.51           $8.31
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                                      5.57            4.75            7.41            7.37           (3.06)
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                          $158,081        $119,251        $117,722        $163,839        $195,618
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                                   1.47            1.47            1.46            1.47            1.48
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                   3.59            3.84            4.18            4.75            4.37
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                      8.08 (c)       17.90           18.63           14.86           13.24
---------------------------------------------------------------------------------------------------------------------------------

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

(c) Portfolio turnover excludes the impact of assets received from the acquisition of Putnam New York Tax Exempt Opportunities Fund.

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS C
------------------------------------------------------------------------------------------------------------------
                                                                                                           For the
                                                                                                            period
                                                                                                           July 26,
                                                                                                          1999+ to
Per-share                                           Year ended November 30                                 Nov. 30
operating performance                        2003            2002            2001            2000            1999
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                         $8.86           $8.79           $8.53           $8.32           $8.61
------------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------------
Net investment income                         .31             .33             .35             .38             .13
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                    .17             .06             .26             .21            (.29)
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                         .48             .39             .61             .59            (.16)
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                            (.32)           (.32)           (.35)           (.38)           (.13)
------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                               (.09)             --              --              --              --
------------------------------------------------------------------------------------------------------------------
Total distributions                          (.41)           (.32)           (.35)           (.38)           (.13)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                               $8.93           $8.86           $8.79           $8.53           $8.32
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                       5.54            4.48            7.25            7.33           (1.87)*
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                            $10,909          $5,885          $5,145            $574            $356
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                    1.62            1.62            1.61            1.62             .58*
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                    3.43            3.69            3.93            4.57            1.59*
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                       8.08 (c)       17.90           18.63           14.86           13.24
------------------------------------------------------------------------------------------------------------------


  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

(c) Portfolio turnover excludes the impact of assets received from the acquisition of Putnam New York Tax Exempt Opportunities Fund.

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS M
---------------------------------------------------------------------------------------------------------------------------------


Per-share                                                                          Year ended November 30
operating performance                                       2003            2002            2001            2000            1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                        $8.87           $8.79           $8.53           $8.33           $9.05
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income                                        .35             .37             .40             .42             .41
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                   .18             .07             .26             .20            (.64)
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                        .53             .44             .66             .62            (.23)
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                           (.37)           (.36)           (.40)           (.42)           (.41)
---------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                              (.09)             --              --              --            (.08)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                         (.46)           (.36)           (.40)           (.42)           (.49)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                              $8.94           $8.87           $8.79           $8.53           $8.33
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                                      6.06            5.12            7.78            7.74           (2.60)
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                            $3,876          $2,343          $1,793          $1,531          $1,837
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                                   1.12            1.12            1.11            1.12            1.13
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                   3.94            4.17            4.51            5.11            4.72
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                      8.08 (c)       17.90           18.63           14.86           13.24
---------------------------------------------------------------------------------------------------------------------------------

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

(c) Portfolio turnover excludes the impact of assets received from the acquisition of Putnam New York Tax Exempt Opportunities Fund.

    The accompanying notes are an integral part of these financial statements.


Notes to financial statements
November 30, 2003

Note 1
Significant accounting policies

Putnam New York Tax Exempt Income Fund ("the fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks as high a level of current income exempt from federal income tax and New York State and City personal income tax as Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC, believes is consistent with preservation of capital by investing primarily in a portfolio of longer-term New York tax-exempt securities.

The fund offers class A, class B, class C and class M shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A and class M shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a higher ongoing distribution fee than class B shares and have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front-end sales charge of 3.25% and pay an ongoing distribution fee that is higher than class A shares but lower than class B and class C shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are valued on the basis of valuations provided by an independent pricing service, approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Restricted securities are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Security transactions and related investment income Security transactions are recorded on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date;
thereafter, any remaining premium is amortized to maturity.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin." Exchange-traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end are listed after The fund's portfolio.

D) Line of credit During the period, the fund was entered into a committed line of credit with certain banks. The line of credit agreement included restrictions that the fund maintain an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the period ended August 6, 2003, the fund had no borrowings against the line of credit. Effective August 6, 2003, the fund no longer participated in a committed line of credit.

E) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At November 30, 2003, the fund had a capital loss carryover of $3,848,009 available to the extent allowed by tax law to offset future net capital gain, if any. This capital loss carryover was acquired as a result of the November 21, 2003 acquisition of Putnam New York Tax Exempt Opportunities Fund and is subject to limitations imposed by the Internal Revenue Code. The amount of the carryover and the expiration dates are:

Loss Carryover   Expiration
----------------------------------
    $2,816,598   November 30, 2007
        94,422   November 30, 2008
       276,677   November 30, 2009
       660,312   November 30, 2010

F) Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions, dividends payable, realized gains and losses on certain futures contracts and straddle loss deferrals. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended November 30, 2003, the fund reclassified $214,355 to increase undistributed net investment income and $5,466,342 to increase paid-in-capital, with an increase to accumulated net realized losses of $5,680,697.

The tax basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation           $131,640,895
Unrealized depreciation             (9,991,948)
                                  ------------
Net unrealized appreciation        121,648,947
Undistributed ordinary income        5,584,994
Capital loss carryforward           (3,848,009)
Cost for federal income
tax purposes                    $1,374,064,872

Note 2
Management fee, administrative
services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the annual rate equal to the lesser of (i) 0.50% of the average net assets of the fund or (ii) the following annual rates: 0.60% of the first $500 million of average net assets, 0.50% of the next $500 million, 0.45% of the next $500 million, 0.40% of the next $5 billion, 0.375% of the next $5 billion, 0.355% of the next $5 billion, 0.34% of the next $5 billion and 0.33% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a subsidiary of Putnam, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the year ended November 30, 2003, the fund's expenses were reduced by $53,822 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $1,887 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C and class M shares pursuant to rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at the annual rates of 0.20%, 0.85%, 1.00% and 0.50% of the average net assets attributable to class A, class B, class C and class M shares, respectively.

For the year ended November 30, 2003, Putnam Retail Management, acting as underwriter, received net commissions of $51,478 and $345 from the sale of class A and class M shares, respectively, and received $173,258 and $1,894 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares that were purchased without an initial sales charge as part of an investment of $1 million or more. For the year ended November 30, 2003, Putnam Retail Management, acting as underwriter, received $10,175 on class A redemptions.

Note 3
Purchases and sales of securities

During the year ended November 30, 2003, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $110,989,990 and $284,431,124, respectively. There were no purchases and sales of U.S. government obligations.

Note 4
Capital shares

At November 30, 2003, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                    Year ended November 30, 2003
----------------------------------------------------------------
Class A                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          5,241,341       $46,852,406
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                     5,117,025        45,737,617
----------------------------------------------------------------
Shares issued in
connection with the
merger of Putnam
New York Tax Exempt
Opportunities Fund                  14,358,340       128,503,277
----------------------------------------------------------------
                                    24,716,706       221,093,300

Shares repurchased                 (24,177,690)     (215,970,529)
----------------------------------------------------------------
Net increase                           539,016        $5,122,771
----------------------------------------------------------------

                                    Year ended November 30, 2002
----------------------------------------------------------------
Class A                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          7,755,574       $68,778,102
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                     3,984,563        35,275,995
----------------------------------------------------------------
                                    11,740,137       104,054,097

Shares repurchased                 (17,597,806)     (155,732,893)
----------------------------------------------------------------
Net decrease                        (5,857,669)     $(51,678,796)
----------------------------------------------------------------

                                    Year ended November 30, 2003
----------------------------------------------------------------
Class B                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          1,423,059       $12,706,895
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       441,596         3,941,100
----------------------------------------------------------------
Shares issued in
connection with the
merger of Putnam
New York Tax Exempt
Opportunities Fund                   5,979,191        53,429,074
----------------------------------------------------------------
                                     7,843,846        70,077,069

Shares repurchased                  (3,590,457)      (32,030,071)
----------------------------------------------------------------
Net increase                         4,253,389       $38,046,998
----------------------------------------------------------------

                                    Year ended November 30, 2002
----------------------------------------------------------------
Class B                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          2,491,793       $22,055,377
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       328,439         2,903,504
----------------------------------------------------------------
                                     2,820,232        24,958,881

Shares repurchased                  (2,765,037)      (24,495,564)
----------------------------------------------------------------
Net increase                            55,195          $463,317
----------------------------------------------------------------

                                    Year ended November 30, 2003
----------------------------------------------------------------
Class C                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            415,490        $3,723,182
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                        25,080           224,188
----------------------------------------------------------------
Shares issued in
connection with the
merger of Putnam
New York Tax Exempt
Opportunities Fund                     423,630         3,792,208
----------------------------------------------------------------
                                       864,200         7,739,578

Shares repurchased                    (306,174)       (2,730,493)
----------------------------------------------------------------
Net increase                           558,026        $5,009,085
----------------------------------------------------------------

                                    Year ended November 30, 2002
----------------------------------------------------------------
Class C                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            963,489        $8,580,255
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                        17,543           155,233
----------------------------------------------------------------
                                       981,032         8,735,488

Shares repurchased                    (902,744)       (8,014,250)
----------------------------------------------------------------
Net increase                            78,288          $721,238
----------------------------------------------------------------

                                    Year ended November 30, 2003
----------------------------------------------------------------
Class M                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            100,659          $897,631
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                        10,503            93,967
----------------------------------------------------------------
Shares issued in
connection with the
merger of Putnam
New York Tax Exempt
Opportunities Fund                     182,073         1,631,404
----------------------------------------------------------------
                                       293,235         2,623,002

Shares repurchased                    (123,841)       (1,101,272)
----------------------------------------------------------------
Net increase                           169,394        $1,521,730
----------------------------------------------------------------

                                    Year ended November 30, 2002
----------------------------------------------------------------
Class M                                 Shares            Amount
----------------------------------------------------------------
Shares sold                             91,279          $815,474
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                         8,383            74,362
----------------------------------------------------------------
                                        99,662           889,836

Shares repurchased                     (39,367)         (350,461)
----------------------------------------------------------------
Net increase                            60,295          $539,375
----------------------------------------------------------------

Note 5
Acquisition of Putnam New York Tax Exempt
Opportunities Fund

On November 21, 2003, the fund issued 14,358,340, 5,979,191, 423,630 and
182,073 of class A, class B, class C and class M shares, respectively, in exchange for 14,235,381, 5,921,665, 419,127 and 180,937 of class A, class B, class C and class M shares of Putnam New York Tax Exempt Opportunities Fund to acquire that fund's net assets in a tax-free exchange approved by the shareholders. The net assets of the fund and Putnam New York Tax Exempt Opportunities Fund on November 21, 2003, were $1,333,168,581 and $187,355,963, respectively. On November 21, 2003,
Putnam New York Tax Exempt Opportunities Fund had unrealized appreciation of $8,039,251.

The aggregate net assets of the fund immediately following the acquisition were $1,520,524,544.

Note 6
Regulatory matters and litigation

On November 13, 2003, Putnam Management agreed to entry of an order by the Securities and Exchange Commission (SEC) in partial resolution of administrative and cease-and-desist proceedings initiated by the SEC on October 28, 2003 in connection with alleged excessive short-term trading by at least six Putnam Management investment professionals. The SEC's findings reflect that four of those employees engaged in such trading in funds over which they had investment decision-making responsibility and had access to non-public information regarding, among other things, current portfolio holdings, and valuations. The six individuals are no longer employed by Putnam Management. Under the order, Putnam Management will make restitution for losses attributable to excessive short-term trading by Putnam employees, institute new employee trading restrictions and enhanced employee trading compliance, retain an independent compliance consultant, and take other remedial actions. Putnam Management neither admitted nor denied the order's findings, which included findings that Putnam Management willfully violated provisions of the federal securities laws. A civil monetary penalty and other monetary relief, if any, will be determined at a later date. If a hearing is necessary to determine the amounts of such penalty or other relief, Putnam Management will be precluded from arguing that it did not violate the federal securities laws in the manner described in the SEC order, the findings set forth in the SEC order will be accepted as true by the hearing officer and additional evidence may be presented. Putnam Management, and not the investors in any Putnam fund, will bear all costs, including restitution, civil penalties and associated legal fees. Administrative proceedings instituted by the Commonwealth of Massachusetts on October 28, 2003 against Putnam Management in connection with alleged market timing activities by Putnam employees and by participants in some Putnam-administered 401(k) plans are pending. Putnam Management has committed to make complete restitution for any losses suffered by Putnam shareholders as a result of any improper market-timing activities by Putnam employees or within Putnam-administered 401(k) plans.

The SEC's and Commonwealth's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management has agreed to bear any costs incurred by Putnam funds in connection with these lawsuits. Based on currently available information, Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

Review of these matters by counsel for Putnam Management and by separate independent counsel for the Putnam funds and their independent Trustees is continuing. In addition, Marsh & McLennan Companies, Inc., Putnam Management's parent company, has engaged counsel to conduct a separate review of Putnam Management's policies and controls related to short-term trading. The fund may experience increased redemptions as a result of these matters, which could result in increased transaction costs and operating expenses.

--------------------------------------------------------------------

Federal tax information
(Unaudited)

The fund has designated 99.58% of dividends paid from net investment income during the fiscal year as tax-exempt for Federal income tax purposes.

Pursuant to Section 852 of the Internal Revenue Code, as amended, the fund hereby designates $4,230,700 as long-term capital gain, for its taxable year ended November 30, 2003.

The Form 1099 you receive in January 2004 will show the tax status of all distributions paid to your account in calendar 2003.


About the Trustees

Jameson A. Baxter (9/6/43), Trustee since 1994

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm that she founded in 1986.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., Banta Corporation (a printing and digital imaging firm), Ryerson Tull, Inc. (a steel service corporation), Advocate Health Care, and BoardSource, formerly the National Center for Nonprofit Boards. She is Chairman Emeritus of the Board of Trustees, Mount Holyoke College, having served as Chairman for five years and as a board member for thirteen years. Until 2002, Ms. Baxter was a Director of Intermatic Corporation (a manufacturer of energy control products).

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President and Principal of the Regency Group, and Vice President of and Consultant to First Boston Corporation. She is a graduate of Mount Holyoke College.

Charles B. Curtis (4/27/40), Trustee since 2001

Mr. Curtis is President and Chief Operating Officer of the Nuclear Threat Initiative (a private foundation dealing with national security issues) and serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a member of the Council on Foreign Relations and the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University. Until 2003, Mr. Curtis was a member of the Electric Power Research Institute Advisory Council and the University of Chicago Board of Governors for Argonne National Laboratory. Prior to 2002, Mr. Curtis was a Member of the Board of Directors of the Gas Technology Institute and the Board of Directors of the Environment and Natural Resources Program Steering Committee, John F. Kennedy School of Government, Harvard University. Until 2001, Mr. Curtis was a member of the Department of Defense Policy Board and Director of EG&G Technical Services, Inc. (a fossil energy research and development support company).

Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy. He served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the Securities and Exchange Commission.

John A. Hill (1/31/42), Trustee since 1985 and Chairman since 2000

Mr. Hill is Vice Chairman and Managing Director of First Reserve
Corporation, a private equity buyout firm that specializes in energy investments in the diversified worldwide energy industry.

Mr. Hill is a Director of Devon Energy Corporation, TransMontaigne Oil Company, Continuum Health Partners of New York, and various private companies controlled by First Reserve Corporation, as well as a Trustee of TH Lee Putnam Investment Trust (a closed-end investment company). He is also a Trustee of Sarah Lawrence College.

Prior to acquiring First Reserve Corporation in 1983, Mr. Hill held executive positions in investment banking and investment management with several firms and with the federal government, including Deputy Associate Director of the Office of Management and Budget, and Deputy Director of the Federal Energy Administration. He is active in various business associations, including the Economic Club of New York, and lectures on energy issues in the United States and Europe. Mr. Hill holds a B.A. degree in Economics from Southern Methodist University and pursued graduate studies there as a Woodrow Wilson Fellow.

Ronald J. Jackson (12/17/43), Trustee since 1996

Mr. Jackson is a private investor.

Mr. Jackson is President of the Kathleen and Ronald J. Jackson
Foundation (a charitable trust). He is also a member of the Board of Overseers of WGBH (a public television and radio station) as well as a member of the Board of Overseers of the Peabody Essex Museum.

Mr. Jackson is the former Chairman, President, and Chief Executive Officer of Fisher-Price, Inc. (a major toy manufacturer), from which he retired in 1993. He previously served as President and Chief Executive Officer of Stride-Rite, Inc. (a manufacturer and distributor of footwear) and of Kenner Parker Toys, Inc. (a major toy and game manufacturer). Mr. Jackson was President of Talbots, Inc. (a distributor of women's apparel) and has held financial and marketing positions with General Mills, Inc. and Parker Brothers (a toy and game company). Mr. Jackson is a graduate of the University of Michigan Business School.

Paul L. Joskow (6/30/47), Trustee since 1997

Dr. Joskow is the Elizabeth and James Killian Professor of Economics and Management, and Director of the Center for Energy and Environmental Policy Research at the Massachusetts Institute of Technology.

Dr. Joskow serves as a Director of National Grid Transco (a UK-based holding company with interests in electric and gas transmission and distribution, and telecommunications infrastructure). He also serves on the board of the Whitehead Institute for Biomedical Research (a non-profit research institution) and has been President of the Yale University Council since 1993. Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company) and prior to March 2000 he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published five books and numerous articles on topics in industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition, and privatization policies -- serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and M. Phil from Yale University and B.A. from Cornell University.

Elizabeth T. Kennan (2/25/38), Trustee since 1992

Dr. Kennan is a partner in and Chairman of Cambus-Kenneth Bloodstock, LLC (cattle and thoroughbred horses). She is President Emeritus of Mount Holyoke College.

Dr. Kennan serves as a Trustee of Northeast Utilities and is a Director of Talbots, Inc. She has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance, and Kentucky Home Life Insurance. She is a Trustee of Centre College and of Midway College in Midway, Kentucky. She is also a member of The Trustees of Reservations. Dr. Kennan has served on the oversight committee of the Folger Shakespeare Library, as President of Five Colleges Incorporated, as a Trustee of Notre Dame University, and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history, and published numerous articles. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.S. from St. Hilda's College at Oxford University, and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

John H. Mullin, III (6/15/41), Trustee since 1997

Mr. Mullin is the Chairman and CEO of Ridgeway Farm (a limited liability company engaged in timber and farming).

Mr. Mullin serves as a Director of Alex. Brown Realty, Inc., The Liberty Corporation (a broadcasting company), Progress Energy, Inc. (a utility company, formerly known as Carolina Power & Light), and Sonoco Products, Inc. (a packaging company). Mr. Mullin is Trustee Emeritus of Washington & Lee University, where he served as Chairman of the Investment Committee. Prior to May 2001, he was a Director of Graphic Packaging International Corp.

Mr. Mullin also served as a Director of Dillon, Read & Co., Inc. until October 1997 and The Ryland Group, Inc. until January 1998. Mr. Mullin is a graduate of Washington & Lee University and The Wharton Graduate School, University of Pennsylvania.

Robert E. Patterson (3/15/45), Trustee since 1984

Mr. Patterson is Senior Partner of Cabot Properties, L.P. and Chairman of Cabot Properties, Inc.

Mr. Patterson serves as Chairman of the Joslin Diabetes Center and as a Director of Brandywine Trust Company. Prior to June 2003, he was a Trustee of Sea Education Association. Prior to December 2001, he was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Prior to February 1998, Mr. Patterson was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment advisor involved in institutional real estate investments). Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners) and as a Senior Vice President of the Beal Companies (a real estate management, investment, and development firm).

Mr. Patterson practiced law and held various positions in state government, and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard
College and Harvard Law School.

W. Thomas Stephens (9/2/42), Trustee since 1997

Mr. Stephens serves on a number of corporate boards.

Mr. Stephens serves as a Director of Xcel Energy Incorporated (a public utility company), TransCanada Pipelines Limited, Norske Canada, Inc. (a paper manufacturer), and Qwest Communications. Until 2003, Mr. Stephens was a Director of Mail-Well, Inc. (a diversified printing company). He served as Chairman of Mail-Well until 2001 and as CEO of MacMillan-Bloedel, Ltd. (a forest products company) until 1999.

Prior to 1996, Mr. Stephens was Chairman and Chief Executive Officer of Johns Manville Corporation. He holds B.S. and M.S. degrees from the University of Arkansas.

W. Nicholas Thorndike (3/28/33), Trustee since 1992

Mr. Thorndike serves on the boards of various corporations and charitable organizations.

Mr. Thorndike is a Director of Courier Corporation (a book publisher and manufacturer). He is also a Trustee of Northeastern University and an honorary Trustee of Massachusetts General Hospital, where he previously served as Chairman and President. Prior to December 2003, he was a Director of The Providence Journal Co. (a newspaper publisher). Prior to September 2000, he was a Director of Bradley Real Estate, Inc.; prior to April 2000, he was a Trustee of Eastern Utilities Associates; and prior to December 2001, he was a Trustee of Cabot Industrial Trust.

Mr. Thorndike has also served as Chairman of the Board and Managing Partner of Wellington Management Company/Thorndike, Doran, Paine & Lewis (a registered investment advisor that manages mutual funds and institutional assets), as a Trustee of the Wellington Group of Funds (currently The Vanguard Group), and as Chairman and a Director of Ivest Fund, Inc. Mr. Thorndike is a graduate of Harvard College.

George Putnam, III* (8/10/51), Trustee since 1984 and President since 2000

Mr. Putnam is President of New Generation Research, Inc. (a publisher of financial advisory and other research services), and of New Generation Advisers, Inc. (a registered investment advisor to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment advisor). He is a Trustee of St. Mark's School, Shore Country Day School, and until 2002 was a Trustee of the Sea Education
Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert Price & Rhoads in Philadelphia. He is a graduate of Harvard College, Harvard Business School, and Harvard Law School.

A.J.C. Smith* (4/13/34), Trustee since 1986

Mr. Smith is Chairman of Putnam Investments and a Director of Marsh & McLennan Companies, Inc.

Mr. Smith is also a Director of Trident Corp. (a limited partnership with over thirty institutional investors). He is also a Trustee of the Carnegie Hall Society, the Educational Broadcasting Corporation, and the National Museums of Scotland. He is Chairman of the Central Park Conservancy and a Member of the Board of Overseers of the Joan and Sanford I. Weill Graduate School of Medical Sciences of Cornell University. Prior to May 2000 and November 1999, Mr. Smith was Chairman and CEO, respectively, of Marsh & McLennan Companies, Inc.

  The address of each Trustee is One Post Office Square, Boston, MA 02109.

  As of November 30, 2003, there were 101 Putnam Funds.

  Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death, or removal.

* Trustees who are or may be deemed to be "interested persons" (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, Putnam Retail Management, or Marsh & McLennan Companies, Inc., the parent company of Putnam, LLC and its affiliated companies. Messrs. Putnam, III, and Smith are deemed "interested persons" by virtue of their positions as officers or shareholders of the fund or Putnam Management, Putnam Retail Management, or Marsh & McLennan Companies, Inc. George Putnam, III is the President of your fund and each of the other Putnam funds. Mr. Smith serves as a Director of Marsh & McLennan Companies, Inc. and as Chairman of Putnam Investments.


Officers

In addition to George Putnam, III, the other officers of the fund are shown below:

Charles E. Porter (7/26/38)
Executive Vice President, Treasurer and
Principal Financial
Officer
Since 1989

Managing Director, Putnam Investments
and Putnam Management

Patricia C. Flaherty (12/1/46)
Senior Vice President
Since 1993

Senior Vice President, Putnam Investments and Putnam
Management

Karnig H. Durgarian (1/13/56)
Vice President and Principal Executive Officer
Since 2002

Senior Managing Director, Putnam Investments

Steven D. Krichmar (6/27/58)
Vice President and Principal Financial Officer
Since 2002

Managing Director, Putnam Investments. Prior to July 2001,
Partner, PricewaterhouseCoopers LLP

Michael T. Healy (1/24/58)
Assistant Treasurer and Principal
Accounting Officer
Since 2000

Managing Director, Putnam Investments

Beth S. Mazor (4/6/58)
Vice President
Since 2002

Senior Vice President, Putnam Investments

Gordon H. Silver (7/3/47)
Vice President
Since 1990

Senior Managing Director, Putnam Investments, Putnam
Management and Putnam Retail Management

Mark C. Trenchard (6/5/62)
Vice President and BSA Compliance Officer
Since 2002

Senior Vice President, Putnam Investments

William H. Woolverton (1/17/51)
Vice President and Chief Legal Officer
Since 2003

Managing Director, Putnam Investments, Putnam Management and
Putnam Retail Management

Judith Cohen (6/7/45)
Clerk and Assistant Treasurer
Since 1993

Clerk and Assistant Treasurer, The Putnam Funds

The address of each Officer is One Post Office Square, Boston, MA 02109.


Fund information

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

Putnam Fiduciary Trust Company

Legal Counsel

Ropes & Gray LLP

Independent Auditors

KPMG LLP

Trustees

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

Officers

George Putnam, III
President

Charles E. Porter
Executive Vice President,
Treasurer and Principal Financial Officer

Patricia C. Flaherty
Senior Vice President

Karnig H. Durgarian
Vice President and
Principal Executive Officer

Steven D. Krichmar
Vice President and
Principal Financial Officer

Michael T. Healy
Assistant Treasurer and Principal Accounting Officer

Beth S. Mazor
Vice President

Gordon H. Silver
Vice President

Mark C. Trenchard
Vice President and
BSA Compliance Officer

William H. Woolverton
Vice President and
Chief Legal Officer

Judith Cohen
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam New York Tax Exempt Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Call 1-800-225-1581 or visit our Web site www.putnaminvestments.com.

AN051-203445  030/345/681  1/04


Not FDIC Insured    May Lose Value    No Bank Guarantee



Item 2. Code of Ethics:
-----------------------
All officers of the Fund, including its principal executive, financial and accounting officers, are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

Item 3. Audit Committee Financial Expert:
-----------------------------------------
The Funds' Audit and Pricing Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Pricing Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that all members of the Funds' Audit and Pricing Committee meet the financial literacy requirements of the New York Stock Exchange's rules and that Mr. Patterson and Mr. Stephens qualify as "audit committee financial experts" (as such term has been defined by the Regulations) based on their review of their pertinent experience and education. Certain other Trustees, although not on the Audit and Pricing Committee, would also qualify as "audit committee financial experts." The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Pricing Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:
-----------------------------------------------
Not applicable

Items 5-6. [Reserved]
---------------------

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed End
-------------------------------------------------------------------------
        Management Investment Companies: Not applicable
        --------------------------------

Item 8. [Reserved]
------------------

Item 9. Controls and Procedures:
--------------------------------

(a) The registrant's principal executive officer and principal financial officers have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the investment company in the reports that it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized, and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting:
Not applicable

Item 10. Exhibits:
------------------

(a) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940, as amended, and the officer certifications as required by Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAME OF REGISTRANT

By (Signature and Title):            /s/Michael T. Healy
                                     --------------------------
                                     Michael T. Healy
                                     Principal Accounting Officer
Date: January 23, 2004



Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):            /s/Karnig H. Durgarian
                                     ---------------------------
                                     Karnig H. Durgarian
                                     Principal Executive Officer
Date: January 23, 2004



By (Signature and Title):            /s/Charles E. Porter
                                     ---------------------------
                                     Charles E. Porter
                                     Principal Financial Officer
Date: January 23, 2004



By (Signature and Title):            /s/Steven D. Krichmar
                                     ---------------------------
                                     Steven D. Krichmar
                                     Principal Financial Officer
Date: January 23, 2004